Market Risk (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure Of Market Risk Exposure [Abstract]
Summary of Key Non-Traded Market Risks
Our key non-traded market risks are:

Key risks	Description
Interest rate risk
Yield curve risk: comes from timing mismatches in repricing fixed and variable rate assets, liabilities and off-balance sheet instruments. It also comes from investing non-rate sensitive liabilities in interest-earning assets.
Basis risk: comes from pricing assets using a different rate index to the liabilities that fund them. We are exposed to basis risks associated with Bank of England bank rate, reserve rate linked assets we deposit with central banks, and the Sterling Overnight Index Average (SONIA) rate.

Spread risk	Spread risk arises when the value of assets or liabilities which are accounted for at fair value (either through Other Comprehensive Income or through Profit and Loss) are affected by changes in the credit spread. We measure these spreads as the difference between the discount rate we use to value the asset or liability, and an underlying interest rate curve.
Foreign exchange risk	Our banking businesses operate mainly in sterling markets, so we do not create significant foreign exchange exposures. The only exception to this is money we raise in foreign currencies. For more on this, see ‘Wholesale funding’ in the ‘Liquidity risk’ section.
Income statement volatility risk
We measure most of the assets and liabilities in our banking book balance sheet at amortised cost. We sometimes manage their risk profile by using derivatives. As all derivatives are accounted for at fair value, the mismatch in their accounting treatment can lead to volatility in our Income Statement. This happens even if the derivative is an economic hedge of the asset or liability.

Summary of NII and EVE Sensitivities Measurement

NII sensitivity
NII sensitivity is an income-based measure we use to forecast the changes to interest income and interest expense in different scenarios. It gives us a combined impact on net interest income over a given period – usually 12 or 36 months.

We calculate NII sensitivity by simulating the NII using 2 yield curves. The difference between the 2 NII totals is the NII sensitivity.

EVE sensitivity
–We calculate EVE sensitivity as the change in the net present value of all the interest rate sensitive items in the banking book balance sheet for a defined set of instantaneous parallel and non-parallel shifts in the yield curve.

Summary of Detailed Information about VaR
Value at Risk (VaR) (audited)

VaR
–VaR indicates the losses that we might suffer because of unfavourable changes in the markets under normal (non-stressed) market conditions.
We run a historical simulation using historical daily price moves to find how much we might lose, normally at a 99% confidence level.

Summary of NII and EVE Sensitivity of Interest Rate Risk
The table below shows how our net interest income would be affected by a parallel shift (both up and down) applied instantaneously to the yield curve at 31 December 2022 and 31 December 2021 In 2022, we moved to focus on 100 basis points (bps) from previously disclosed sensitivities of 50bps and 25bps. The shift reflects a more realistic stress in the current rate environment. We have replaced the previously disclosed sensitivities of 50bps and 25bps for 2021 with 100 bps sensitivities for consistency with 2022.

	2022		2021
	+100bps	-100bps	+100bps	-100bps
	£m	£m	£m	£m
NII sensitivity (audited)(1)	241	(197)	318	(440)
EVE sensitivity	(487)	635	(431)	184
Based on modelling assumptions of repricing behaviour.